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                                                                    EXHIBIT 23.4



                        CONSENT OF SPECIAL TAX COUNSEL



Farmland Industries, Inc.:


We consent to the references to our firm in the Prospectus (or in any previously filed document incorporated by reference in the Prospectus) filed as part of this Registration Statement.


                                         /s/ Bryan Cave LLP

                                         BRYAN CAVE LLP



February 16, 1996